                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 1996


                                   RADIUS INC.
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


  0-18690                                                        68-0101300
(Commission                                                    (IRS Employer
 File Number)                                               Identification No.)


                   215 Moffett Park Drive, Sunnyvale, CA 94089
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (408) 541-6100




This report on Form 8-K consists of 8 pages.

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.

         In January 1996, the Company completed the sale (the "Disposition") of its Color Server Group ("CSG") to Splash Merger Company, Inc. (the "Buyer"), a wholly owned subsidiary of Splash Technology Holdings, Inc. (the "Parent"), a corporation formed by various investment entities associated with Summit Partners. The Company received approximately $17.2 million in cash and $4.7 million was placed in escrow for certain post-closing adjustments and to secure certain indemnification obligations, and also received 4,282 shares of the Parent's 6% Series B Redeemable and Convertible Preferred Stock. The net cash proceeds of the CSG transaction were used to repay certain indebtedness of the Company. Reference is made to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1995 and the Company's Quarterly Reports on Form 10-Q for the quarters ended December 30, 1995 and March 30, 1996 for a further description of the CSG transaction.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Proforma financial information.

         Set forth below are the Unaudited Pro Forma Consolidated Balance Sheet at December 30, 1995 and the Unaudited Pro Forma Statements of Operations for the three months ended December 30, 1995 and for the twelve months ended September 30, 1995 reflecting the Disposition of CSG in January 1996. The Company received approximately $17.2 million and 4,282 shares of Splash Technology Holdings, Inc. Series B Redeemable and Convertible Preferred Stock. The Company may receive up to an additional $4.7 million upon close of escrow subject to certain post-closing adjustments and indemnification provisions.

         The Unaudited Pro Forma Balance Sheet as of December 30, 1995 reflects the elimination of the assets sold and the liabilities assumed and the repayment of certain of the Company's indebtedness to two lenders, assuming the Disposition was consummated on December 30, 1995.

         The Unaudited Pro Forma Statements of Operations for the three months ended December 30, 1995 and the twelve months ended September 30, 1995 reflect the elimination of net revenue, cost of sales and operating expenses related to CSG. The Unaudited Pro Forma Statements of Operations assumes that the Disposition and the other referenced events were completed at the beginning of the relevant reporting period.

         The pro forma financial information does not purport to be indicative of the results of operations that would actually have been reported had the transactions underlying the pro forma adjustments actually been consummated on such dates or of the results of operations that may be reported by the Company in the future.

(c)      Exhibits.

         10.1 Merger Agreement dated as of December 21, 1995 among the Company, Splash Technology, Inc. ("Splash"), Summit Subordinated Debt Fund, L.P., Summit Ventures IV, L.P., Summit Investors II, L.P. (collectively, the "Investors"), Splash Technology Holdings, Inc. ("Holdings") and Splash Merger Company, Inc. ("Merger Company").*

         10.2 Amendment No. 1 to Merger Agreement among the Company, Splash, Holdings, Merger Company and the Investors.*


- --------
* Previously filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ended December 30, 1995.

                                   RADIUS INC.
                 Unaudited Pro Forma Consolidated Balance Sheets
                                December 30, 1995
                                 (in thousands)

                                                                            LESS:
                                                           RADIUS INC.   COLOR SERVER          TOTAL
                                                          CONSOLIDATED      GROUP           AS ADJUSTED
                                                          ------------   ------------       -----------
Cash                                                       $   6,990       $    807   (C)     $  7,797

Accounts receivable, net                                      25,308          (3,594) (B)       21,714
Inventories                                                   12,564            (780) (B)       11,784
Prepaid expenses and other current assets                     12,091                            12,091
Income tax receivable                                            517                               517
                                                           ---------       ---------          ---------

Total current assets                                          57,470          (3,567)            53,903
Property and equipment, net                                    2,572                              2,572

Deposits and other assets                                        512                                512
                                                           ---------       ---------          ---------

Total assets                                               $  60,554       $  (3,567)         $  56,987
                                                           =========       =========          =========

Accounts payable                                              42,886          (3,531) (B)        40,162
                                                                                 807  (A)
Accrued payroll and related expenses                           6,083            (144) (B)         5,939
Accrued warranty costs                                         2,510            (110) (B)         2,400
Other accrued liabilities                                     11,231          (1,144) (B)        10,087
Accrued income taxes                                           1,636                              1,636
Accrued restructuring and other charges                       16,980                             16,980
Short-term borrowings                                         43,795         (16,438) (C)        27,357
Obligations under capital leases - current portion             1,524                              1,524
                                                           ---------       ---------          ---------

Total current liabilities                                    126,645         (20,560)           106,085

Obligations under capital leases - noncurrent portion            831                                831

Common stock                                                 117,127                            117,127
Common stock to be issued                                      8,695                              8,695
Accumulated translation adjustment                                32                                 32
Accumulated deficit                                         (192,776)         16,993 (A)       (175,783)
                                                           ---------       ---------          ---------

Total shareholders' equity (Net capital deficiency)          (66,922)         16,993            (49,929)
                                                           ---------       ---------          ---------

Total liabilities & shareholders' equity (Net capital
deficiency)                                                $  60,554       $  (3,567)         $  56,987
                                                           =========       =========          =========

                                   RADIUS INC.
            Unaudited Pro Forma Consolidated Statements of Operations
                      Three Months Ended December 30, 1995
                      (in thousands, except per share data)

                                                       LESS:
                                      RADIUS INC.   COLOR SERVER       LESS:         TOTAL
                                     CONSOLIDATED      GROUP         INTEREST     AS ADJUSTED
                                     ------------   ------------                  -----------
Net revenue                            $ 32,652       $  6,967                      $ 25,685

Cost of sales                            28,607          4,722                        23,885
                                       --------       --------                      --------

Gross margin                              4,045          2,245                         1,800

Operating expenses                       13,591          1,302                        12,289
                                       --------       --------                      --------

Operating income (loss)                  (9,546)           943                       (10,489)

Other income (expense)                      (46)            --        593 (D)            547
                                       --------       --------       --------       --------

Income (loss) before income taxes        (9,592)           943            593         (9,942)

Provision for income taxes                  191             --             --            191
                                       --------       --------       --------       --------

Net income (loss)                      ($ 9,783)      $    943            593       ($10,133)
                                       ========       ========       ========       ========

Net loss per share:

Net loss per share                     ($  0.57)                                    ($  0.59)
                                       ========                                     ========

Common and common equivalent
shares used in computing net loss
per share                                17,248                                       17,248
                                       ========                                     ========

                                   RADIUS INC.
            Unaudited Pro Forma Consolidated Statements of Operations
                     Twelve Months Ended September 30, 1995
                      (in thousands, except per share data)

                                                             LESS:
                                        RADIUS INC.       COLOR SERVER        LESS:              TOTAL
                                       CONSOLIDATED          GROUP           INTEREST         AS ADJUSTED
                                       ------------       ------------                        -----------
Net revenue                              $ 308,133         $  29,328                           $ 278,805

Cost of sales                              302,937            19,559                             283,378
                                         ---------         ---------                           ---------

Gross margin                                 5,196             9,769                              (4,573)

Operating expenses                         109,378             6,300                             103,078
                                         ---------         ---------                           ---------

Operating income (loss)                   (104,182)            3,469                            (107,651)

Other income (expense)                      (6,068)               --         1,675 (D)            (4,393)

Litigation settlement                      (12,422)               --                             (12,422)
                                         ---------         ---------         ---------         ---------

Income (loss) before income taxes         (122,672)            3,469             1,675          (124,466)

Provision for income taxes                   9,070                --                --             9,070
                                         ---------         ---------         ---------         ---------

Net income (loss)                        ($131,742)        $   3,469         $   1,675         ($133,536)
                                         =========         =========         =========         =========

Net loss per share:

Net loss per share                       ($   8.75)                                            ($   8.87)
                                         =========                                             =========

Common and common equivalent
shares used in computing net loss
per share                                   15,049                                                15,049
                                         =========                                             =========

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
                                                                                                      (in thousands)
(A)     Represents the gain on the sale of the Color Server Group
        ("CSG")

        Cash paid to Radius Inc.                                                                      $  17,245

        Net working capital of CSG at December 30, 1995                                                     555  (B)

        Estimated fees and expenses                                                                        (807)
                                                                                                      ---------

        Gain (subject to post closing adjustments) at December 30, 1995 value to be assigned to the 4,282 shares of Splash Technology
        Holdings, Inc. Series B Redeemable and Convertible Preferred
        Stock is deemed to be immaterial:                                                             $  16,993
                                                                                                      ---------

(B)     Assets sold and liabilities assumed by Purchasers as of December 30,
        1995 were as follows:
                 Receivables                                                                          $   3,594
                 Inventory                                                                                  780
                 Accounts payable                                                                        (3,531)
                 Accrued payroll                                                                           (144)
                 Accrued warranty costs                                                                    (110)
                 Other accrued liabilities                                                               (1,144)
                                                                                                      ---------

                                                                                                      $    (555)
                                                                                                      ---------

(C)     Cash received for the sale of CSG                                                             $  17,245
                 Paid to: Short-term borrowings to IBMCC                            $16,017

                          Short-term borrowings to Silicon Valley Bank                  421
                                                                                    -------
                                                                                                       (16,438)
                                                                                                      --------
        Added to cash to pay for fees and expenses                                                    $     807
                                                                                                      ---------

(D) Reduction of $593,000 and $1,675,000 in interest expense recorded by the Company during the three months ended
        December 30, 1995 and the twelve months ended September 30, 1995, respectively, to reflect the use of the proceeds to reduce outstanding obligations under the Company's line of credit agreements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 11, 1996

                                  RADIUS INC.


                                  By: /s/ Charles W. Berger
                                      ------------------------------------
                                      Charles W. Berger
                                      Chairman, President, Chief Executive
                                      Officer and Acting Chief Financial
                                      Officer